Exhibit 99.2

RenaissanceRe Holdings Ltd.

# Financial Supplement

June 30, 2009

Contact:

**Investors:**
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
441-295-4513

**Media:**
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

Page(s)
Basis of Presentation	i

Financial Highlights	1

Income Statements
a. Summary Consolidated Statements of Operations	2-3
b. Consolidated Segment Underwriting Results	4-5
c. Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d. Reinsurance Segment - Gross Premiums Written	7-8
e. Individual Risk Segment - Gross Premiums Written	9
f. DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a. Summary Consolidated Balance Sheets	12

Investments
a. Composition of Investment Portfolio	13
b. Summary of Other Investments	14
c. Investment Result	15

Loss Reserve Analysis
a. Reserves for Claims and Claim Expenses	16
b. Paid to Incurred Analysis	17

Other Items
a. Equity in Earnings of Other Ventures	18
b. Ratings	19

Comments on Regulation G	20-21

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 and 21 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q .

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2008. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2008 and its quarterly reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Highlights
Gross premiums written	$855,172	$807,575	$1,453,473	$1,334,613
Net premiums written	631,370	614,022	1,078,206	1,017,138
Net premiums earned	379,817	376,573	681,565	685,487
Net claims and claim expenses incurred	66,823	114,217	153,020	196,373
Underwriting income	213,634	175,249	344,824	325,466
Net investment income	114,293	38,685	156,419	91,188
Net income available to RenaissanceRe common shareholders	271,179	135,721	368,463	272,886

Net realized gains on investments	18,889	2,412	41,015	17,124
Net other-than-temporary impairments	(1,833)	(26,573)	(20,855)	(51,955)

Operating income available to RenaissanceRe common shareholders (1)	254,123	159,882	348,303	307,717

Total assets	$8,805,437	$8,550,276	$8,805,437	$8,550,276
Total shareholders’ equity	$3,403,602	$3,373,433	$3,403,602	$3,373,433

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.32	$2.13	$5.90	$4.18
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.05	$2.50	$5.57	$4.71
Dividends per common share	$0.24	$0.23	$0.48	$0.46

Book value per common share	$44.17	$43.32	$44.17	$43.32
Adjustment for goodwill and other intangibles (1)	(1.89)	(1.18)	(1.89)	(1.18)

Tangible book value per common share (1)	42.28	42.14	42.28	42.14
Accumulated dividends per common share	8.40	7.46	8.40	7.46

Tangible book value per common share plus accumulated dividends (1)	$50.68	$49.60	$50.68	$49.60

Financial ratios
Net claims and claim expense ratio - current accident year	45.6%	43.5%	37.0%	42.5%
Net claims and claim expense ratio - prior accident years	(28.0%)	(13.2%)	(14.5%)	(13.9%)

Net claims and claim expense ratio - calendar year	17.6%	30.3%	22.5%	28.6%
Underwriting expense ratio	26.2%	23.2%	26.9%	23.9%

Combined ratio	43.8%	53.5%	49.4%	52.5%

Operating return on average common equity - annualized (1)	38.9%	23.4%	27.5%	22.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Revenues
Gross premiums written	$855,172	$598,301	$161,609	$239,806	$807,575

Net premiums written	$631,370	$446,836	$142,074	$194,408	$614,022
(Increase) decrease in unearned premiums	(251,553)	(145,088)	179,921	184,934	(237,449)

Net premiums earned	379,817	301,748	321,995	379,342	376,573
Net investment income (loss)	114,293	42,126	(82,724)	15,767	38,685
Net foreign exchange (losses) gains	(4,162)	(10,155)	(5,553)	3,448	(231)
Equity in earnings of other ventures	5,432	1,736	148	2,333	4,872
Other (loss) income	(3,656)	(14,795)	6	2,258	(24)
Net realized gains (losses) on investments	18,889	22,126	(17,622)	11,198	2,412
Total other-than-temporary impairments	(5,289)	(19,022)	(66,251)	(98,808)	(26,573)
Portion recognized in other comprehensive income, before taxes	3,456	—	—	—	—

Net other-than-temporary impairments	(1,833)	(19,022)	(66,251)	(98,808)	(26,573)

Total revenues	508,780	323,764	149,999	315,538	395,714

Expenses
Net claims and claim expenses incurred	66,823	86,197	28,769	535,347	114,217
Acquisition expenses	52,495	44,604	59,281	54,231	53,613
Operational expenses	46,865	39,757	28,262	30,296	33,494
Corporate expenses	6,339	6,588	6,705	3,116	7,111
Interest expense	4,200	4,136	6,513	5,379	5,937

Total expenses	176,722	181,282	129,530	628,369	214,372

Income (loss) before taxes	332,058	142,482	20,469	(312,831)	181,342
Income tax (expense) benefit	(652)	852	368	455	6,295

Net income (loss)	331,406	143,334	20,837	(312,376)	187,637
Net (income) loss attributable to redeemable noncontrolling interest - DaVinciRe	(49,652)	(35,475)	(65,454)	91,977	(41,341)

Net income (loss) attributable to RenaissanceRe	281,754	107,859	(44,617)	(220,399)	146,296
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$271,179	$97,284	$(55,192)	$(230,974)	$135,721

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$4.05	$1.52	$0.47	$(2.35)	$2.50
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.35	$1.57	$(0.91)	$(3.79)	$2.16
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.32	$1.57	$(0.91)	$(3.79)	$2.13

Average shares outstanding - basic	60,963	60,635	60,732	60,943	62,921
Average shares outstanding - diluted	61,322	60,989	61,269	61,694	63,878

Net claims and claim expense ratio	17.6%	28.6%	8.9%	141.1%	30.3%
Underwriting expense ratio	26.2%	27.9%	27.2%	22.3%	23.2%

Combined ratio	43.8%	56.5%	36.1%	163.4%	53.5%

Operating return on average common equity - annualized (1)	38.9%	15.5%	4.8%	(22.4%)	23.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Six months ended
	June 30, 2009	June 30, 2008
Revenues
Gross premiums written	$1,453,473	$1,334,613

Net premiums written	$1,078,206	$1,017,138
Increase in unearned premiums	(396,641)	(331,651)

Net premiums earned	681,565	685,487
Net investment income	156,419	91,188
Net foreign exchange (losses) gains	(14,317)	4,705
Equity in earnings of other ventures	7,168	11,122
Other (loss) income	(18,451)	7,988
Net realized gains on investments	41,015	17,124
Total other-than-temporary impairments	(24,311)	(51,955)
Portion recognized in other comprehensive income, before taxes	3,456	—

Net other-than-temporary impairments	(20,855)	(51,955)

Total revenues	832,544	765,659

Expenses
Net claims and claim expenses incurred	153,020	196,373
Acquisition expenses	97,099	100,041
Operational expenses	86,622	63,607
Corporate expenses	12,927	15,814
Interest expense	8,336	12,741

Total expenses	358,004	388,576

Income before taxes	474,540	377,083
Income tax benefit (expense)	200	(1,391)

Net income	474,740	375,692
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(85,127)	(81,656)

Net income attributable to RenaissanceRe	389,613	294,036
Dividends on preference shares	(21,150)	(21,150)

Net income available to RenaissanceRe common shareholders	$368,463	$272,886

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$5.57	$4.71
Net income available to RenaissanceRe common shareholders per common share - basic	$5.94	$4.25
Net income available to RenaissanceRe common shareholders per Common Share - diluted	$5.90	$4.18

Average shares outstanding - basic	60,799	64,224
Average shares outstanding - diluted	61,156	65,340

Net claims and claim expense ratio	22.5%	28.6%
Underwriting expense ratio	26.9%	23.9%

Combined ratio	49.4%	52.5%

Operating return on average common equity - annualized (1)	27.5%	22.3%

(1)	See Comments on Regulation G for a reconciliation of operating income to net income.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended June 30, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$555,632	$298,731	$809	$855,172

Net premiums written	$394,981	$236,389		$631,370

Net premiums earned	$227,912	$151,905		$379,817
Net claims and claim expenses incurred	(40,789)	107,612		66,823
Acquisition expenses	21,136	31,359		52,495
Operational expenses	35,189	11,676		46,865

Underwriting income	$212,376	$1,258		$213,634

Net claims and claim expenses incurred - current accident year	$55,575	$117,465		$173,040
Net claims and claim expenses incurred - prior accident years	(96,364)	(9,853)		(106,217)

Net claims and claim expenses incurred - total	$(40,789)	$107,612		$66,823

Net claims and claim expense ratio - current accident year	24.4%	77.3%		45.6%
Net claims and claim expense ratio - prior accident years	(42.3%)	(6.5%)		(28.0%)

Net claims and claim expense ratio - calendar year	(17.9%)	70.8%		17.6%
Underwriting expense ratio	24.7%	28.4%		26.2%

Combined ratio	6.8%	99.2%		43.8%

	Three months ended June 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$487,793	$314,845	$4,937	$807,575

Net premiums written	$353,187	$260,835		$614,022

Net premiums earned	$226,286	$150,287		$376,573
Net claims and claim expenses incurred	20,120	94,097		114,217
Acquisition expenses	25,511	28,102		53,613
Operational expenses	22,756	10,738		33,494

Underwriting income	$157,899	$17,350		$175,249

Net claims and claim expenses incurred - current accident year	$57,861	$105,926		$163,787
Net claims and claim expenses incurred - prior accident years	(37,741)	(11,829)		(49,570)

Net claims and claim expenses incurred - total	$20,120	$94,097		$114,217

Net claims and claim expense ratio - current accident year	25.6%	70.5%		43.5%
Net claims and claim expense ratio - prior accident years	(16.7%)	(7.9%)		(13.2%)

Net claims and claim expense ratio - calendar year	8.9%	62.6%		30.3%
Underwriting expense ratio	21.3%	25.9%		23.2%

Combined ratio	30.2%	88.5%		53.5%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Six months ended June 30, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$1,088,548	$363,880	$1,045	$1,453,473

Net premiums written	$809,768	$268,438		$1,078,206

Net premiums earned	$453,883	$227,682		$681,565
Net claims and claim expenses incurred	(24,218)	177,238		153,020
Acquisition expenses	40,157	56,942		97,099
Operational expenses	64,304	22,318		86,622

Underwriting income (loss)	$373,640	$(28,816)		$344,824

Net claims and claim expenses incurred - current accident year	$96,881	$155,094		$251,975
Net claims and claim expenses incurred - prior accident years	(121,099)	22,144		(98,955)

Net claims and claim expenses incurred - total	$(24,218)	$177,238		$153,020

Net claims and claim expense ratio - current accident year	21.3%	68.1%		37.0%
Net claims and claim expense ratio - prior accident years	(26.6%)	9.7%		(14.5%)

Net claims and claim expense ratio - calendar year	(5.3%)	77.8%		22.5%
Underwriting expense ratio	23.0%	34.9%		26.9%

Combined ratio	17.7%	112.7%		49.4%

	Six months ended June 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$931,521	$395,666	$7,426	$1,334,613

Net premiums written	$696,107	$321,031		$1,017,138

Net premiums earned	$458,513	$226,974		$685,487
Net claims and claim expenses incurred	67,189	129,184		196,373
Acquisition expenses	44,026	56,015		100,041
Operational expenses	43,895	19,712		63,607

Underwriting income	$303,403	$22,063		$325,466

Net claims and claim expenses incurred - current accident year	$128,437	$162,591		$291,028
Net claims and claim expenses incurred - prior accident years	(61,248)	(33,407)		(94,655)

Net claims and claim expenses incurred - total	$67,189	$129,184		$196,373

Net claims and claim expense ratio - current accident year	28.0%	71.6%		42.5%
Net claims and claim expense ratio - prior accident years	(13.3%)	(14.7%)		(13.9%)

Net claims and claim expense ratio - calendar year	14.7%	56.9%		28.6%
Underwriting expense ratio	19.1%	33.4%		23.9%

Combined ratio	33.8%	90.3%		52.5%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended June 30, 2009			Three months ended June 30, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$559,002	$(3,370)	$555,632	$464,666	$23,127	$487,793

Net premiums written	$398,629	$(3,648)	$394,981	$330,060	$23,127	$353,187

Net premiums earned	$182,095	$45,817	$227,912	$164,471	$61,815	$226,286
Net claims and claim expenses incurred	(56,723)	15,934	(40,789)	7,984	12,136	20,120
Acquisition expenses	12,589	8,547	21,136	12,323	13,188	25,511
Operational expenses	26,834	8,355	35,189	17,498	5,258	22,756

Underwriting income	$199,395	$12,981	$212,376	$126,666	$31,233	$157,899

Net claims and claim expenses incurred - current accident year	$20,210	$35,365	$55,575	$26,076	$31,785	$57,861
Net claims and claim expenses incurred - prior accident years	(76,933)	(19,431)	(96,364)	(18,092)	(19,649)	(37,741)

Net claims and claim expenses incurred - total	$(56,723)	$15,934	$(40,789)	$7,984	$12,136	$20,120

Net claims and claim expense ratio - current accident year	11.1%	77.2%	24.4%	15.9%	51.4%	25.6%
Net claims and claim expense ratio - prior accident years	(42.3%)	(42.4%)	(42.3%)	(11.0%)	(31.8%)	(16.7%)

Net claims and claim expense ratio - calendar year	(31.2%)	34.8%	(17.9%)	4.9%	19.6%	8.9%
Underwriting expense ratio	21.7%	36.9%	24.7%	18.1%	29.9%	21.3%

Combined ratio	(9.5%)	71.7%	6.8%	23.0%	49.5%	30.2%

	Six months ended June 30, 2009			Six months ended June 30, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$1,020,418	$68,130	$1,088,548	$828,812	$102,709	$931,521

Net premiums written	$746,072	$63,696	$809,768	$593,398	$102,709	$696,107

Net premiums earned	$367,220	$86,663	$453,883	$337,820	$120,693	$458,513
Net claims and claim expenses incurred	(49,232)	25,014	(24,218)	38,473	28,716	67,189
Acquisition expenses	23,012	17,145	40,157	15,962	28,064	44,026
Operational expenses	49,435	14,869	64,304	33,883	10,012	43,895

Underwriting income	$344,005	$29,635	$373,640	$249,502	$53,901	$303,403

Net claims and claim expenses incurred - current accident year	$40,017	$56,864	$96,881	$56,265	$72,172	$128,437
Net claims and claim expenses incurred - prior accident years	(89,249)	(31,850)	(121,099)	(17,792)	(43,456)	(61,248)

Net claims and claim expenses incurred - total	$(49,232)	$25,014	$(24,218)	$38,473	$28,716	$67,189

Net claims and claim expense ratio - current accident year	10.9%	65.6%	21.3%	16.7%	59.8%	28.0%
Net claims and claim expense ratio - prior accident years	(24.3%)	(36.7%)	(26.6%)	(5.3%)	(36.0%)	(13.3%)

Net claims and claim expense ratio - calendar year	(13.4%)	28.9%	(5.3%)	11.4%	23.8%	14.7%
Underwriting expense ratio	19.7%	36.9%	23.0%	14.7%	31.5%	19.1%

Combined ratio	6.3%	65.8%	17.7%	26.1%	55.3%	33.8%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Renaissance catastrophe premiums	$356,269	$289,630	$19,487	$97,839	$291,317
Renaissance specialty premiums	(3,370)	68,973	26,875	28,408	22,955

Total Renaissance premiums	352,899	358,603	46,362	126,247	314,272

DaVinci catastrophe premiums	202,733	171,786	5,070	43,413	173,349
DaVinci specialty premiums	—	2,527	1,975	(197)	172

Total DaVinci premiums	202,733	174,313	7,045	43,216	173,521

Total Reinsurance premiums	$555,632	$532,916	$53,407	$169,463	$487,793

Total specialty premiums	$(3,370)	$71,500	$28,850	$28,211	$23,127

Total catastrophe premiums	$559,002	$461,416	$24,557	$141,252	$464,666
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	26,184	23,792	—	(293)	24,042
Catastrophe premiums assumed from the Individual Risk segment	809	236	244	(13,342)	4,937

Total managed catastrophe premiums (2)	$585,995	$485,444	$24,801	$127,617	$493,645

(1)	Top Layer Re is accounted for under the equity method of accounting.

(2)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Six months ended
	June 30, 2009	June 30, 2008
Renaissance catastrophe premiums	$645,899	$516,285
Renaissance specialty premiums	65,603	98,418

Total Renaissance premiums	711,502	614,703

DaVinci catastrophe premiums	374,519	312,527
DaVinci specialty premiums	2,527	4,291

Total DaVinci premiums	377,046	316,818

Total Reinsurance premiums	$1,088,548	$931,521

Total specialty premiums	$68,130	$102,709

Total catastrophe premiums	$1,020,418	$828,812
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	49,976	55,663
Catastrophe premiums assumed from the Individual Risk segment	1,045	7,426

Total managed catastrophe premiums (2)	$1,071,439	$891,901

(1)	Top Layer Re is accounted for under the equity method of accounting.

(2)	See comments on Regulaton G.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
By Line of Business
Multi-peril crop	$234,994	$8,152	$52,229	$11,881	$203,077
Commercial multi-line	25,447	24,642	27,131	29,773	31,699
Commercial property	32,366	16,121	18,055	24,863	60,830
Personal lines property	5,924	16,234	10,543	17,168	19,239

Total Individual Risk premiums	$298,731	$65,149	$107,958	$83,685	$314,845

	Six months ended
	June 30, 2009	June 30, 2008
By Line of Business
Multi-peril crop	$243,146	$208,449
Commercial multi-line	50,089	63,083
Commercial property	48,487	91,683
Personal lines property	22,158	32,451

Total Individual Risk premiums	$363,880	$395,666

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Revenues
Gross premiums written	$202,733	$174,313	$7,045	$43,216	$173,521

Net premiums written	$194,552	$149,125	$5,071	$38,485	$163,390
(Increase) decrease in unearned premiums	(109,562)	(69,479)	71,459	61,787	(85,705)

Net premiums earned	84,990	79,646	76,530	100,272	77,685
Net investment income (loss)	15,200	8,862	(211)	12,149	15,183
Net foreign exchange (losses) gains	(968)	(3,332)	(717)	124	(559)
Other (loss) income	(2,674)	90	(1,370)	(114)	(1,258)
Net realized (losses) gains on investments	(255)	1,344	(2,634)	4,261	1,388

Total other-than-temporary impairments	—	(108)	(6,561)	(24,591)	(5,153)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	(108)	(6,561)	(24,591)	(5,153)

Total revenues	96,293	86,502	65,037	92,101	87,286

Expenses
Net claims and claim expenses (recovered) incurred	(21,362)	1,792	(35,507)	202,378	3,001
Acquisition expenses	25,887	15,760	9,377	2,706	20,929
Operational and corporate expenses	10,540	10,427	3,943	4,325	8,060
Interest expense	927	1,145	2,495	1,754	1,782

Total expenses	15,992	29,124	(19,692)	211,163	33,772

Net income (loss)	80,301	57,378	84,729	(119,062)	53,514
Net (income) loss attributable to redeemable noncontrolling interest	(163)	(117)	(175)	235	(111)

Net income (loss) available (attributable) to DaVinciRe common shareholders	$80,138	$57,261	$84,554	$(118,827)	$53,403

Net claims and claim expenses incurred - current accident year	$7,334	$7,675	$1,764	$213,116	$10,171
Net claims and claim expenses incurred - prior accident years	(28,696)	(5,883)	(37,271)	(10,738)	(7,170)

Net claims and claim expenses incurred - total	$(21,362)	$1,792	$(35,507)	$202,378	$3,001

Net claims and claim expense ratio - current accident year	8.6%	9.6%	2.3%	212.5%	13.1%
Net claims and claim expense ratio - prior accident years	(33.7%)	(7.4%)	(48.7%)	(10.7%)	(9.2%)

Net claims and claim expense ratio - calendar year	(25.1%)	2.2%	(46.4%)	201.8%	3.9%
Underwriting expense ratio	42.8%	32.9%	17.4%	7.0%	37.3%

Combined ratio	17.7%	35.1%	(29.0%)	208.8%	41.2%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Six months ended
	June 30, 2009	June 30, 2008
Revenues
Gross premiums written	$377,046	$316,818

Net premiums written	$343,677	$297,641
Increase in unearned premiums	(179,041)	(142,083)

Net premiums earned	164,636	155,558
Net investment income	24,062	31,147
Net foreign exchange (losses) gains	(4,300)	1,204
Other loss	(2,584)	(1,475)
Net realized (losses) gains on investments	1,089	3,607

Total other-than-temporary impairments	(108)	(10,593)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	(108)	(10,593)

Total revenues	182,795	179,448

Expenses
Net claims and claim expenses (recovered) incurred	(19,570)	15,422
Acquisition expenses	41,647	38,023
Operational and corporate expenses	20,967	15,871
Interest expense	2,072	4,429

Total expenses	45,116	73,745

Net income	137,679	105,703
Net income attributable to redeemable noncontrolling interest	(280)	(222)

Net income available to DaVinciRe common shareholders	$137,399	$105,481

Net claims and claim expenses incurred - current accident year	$15,009	$22,485
Net claims and claim expenses incurred - prior accident years	(34,579)	(7,063)

Net claims and claim expenses incurred - total	$(19,570)	$15,422

Net claims and claim expense ratio - current accident year	9.1%	14.5%
Net claims and claim expense ratio - prior accident years	(21.0%)	(4.6%)

Net claims and claim expense ratio - calendar year	(11.9%)	9.9%
Underwriting expense ratio	38.0%	34.7%

Combined ratio	26.1%	44.6%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Assets
Fixed maturity investments available for sale, at fair value	$4,230,443	$3,164,848	$2,996,885	$3,645,294	$3,775,345
Short term investments, at fair value	1,074,469	2,136,336	2,172,343	1,438,201	1,400,884
Other investments, at fair value	779,416	733,023	773,475	902,328	927,247
Investments in other ventures, under equity method	91,677	88,159	99,879	117,789	104,438

Total investments	6,176,005	6,122,366	6,042,582	6,103,612	6,207,914
Cash and cash equivalents	209,933	249,340	274,692	427,176	262,951
Premiums receivable	1,071,666	593,199	565,630	728,046	965,955
Ceded reinsurance balances	250,225	149,309	88,019	155,487	206,888
Losses recoverable	266,993	201,215	299,534	300,076	191,789
Accrued investment income	29,209	23,927	26,614	35,134	32,976
Deferred acquisition costs	114,836	97,710	81,904	114,038	134,319
Receivable for investments sold	332,763	308,483	236,485	368,313	209,320
Other secured assets	76,509	76,331	76,424	107,252	107,025
Other assets	206,455	165,492	217,986	178,163	156,970
Goodwill and other intangibles	70,843	72,537	74,181	71,942	74,169

Total assets	$8,805,437	$8,059,909	$7,984,051	$8,589,239	$8,550,276

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,938,295	$1,992,049	$2,160,612	$2,433,420	$2,009,803
Reserve for unearned premiums	1,069,082	716,613	510,235	757,624	993,959
Debt	450,000	450,000	450,000	450,000	450,000
Reinsurance balances payable	499,437	289,522	315,401	360,829	408,775
Payable for investments purchased	468,329	590,401	378,111	545,100	247,482
Other secured liabilities	77,420	77,420	77,420	106,420	106,420
Other liabilities	198,710	171,738	290,998	195,071	165,905

Total liabilities	4,701,273	4,287,743	4,182,777	4,848,464	4,382,344

Redeemable noncontrolling interest - DaVinciRe	700,562	650,763	768,531	699,534	794,499

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	62,345	62,324	61,503	61,401	62,862
Additional paid-in capital	18,600	11,373	—	—	—
Accumulated other comprehensive income	12,065	69,530	75,387	16,544	35,562
Retained earnings	2,660,592	2,328,176	2,245,853	2,313,296	2,625,009

Total shareholders’ equity	3,403,602	3,121,403	3,032,743	3,041,241	3,373,433

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$8,805,437	$8,059,909	$7,984,051	$8,589,239	$8,550,276

Book value per common share	$44.17	$39.65	$38.74	$38.94	$43.32

Common shares outstanding	62,345	62,324	61,503	61,401	62,862

12

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
TYPE OF INVESTMENT
U.S. treasuries	$300,521	4.9%	$227,594	3.7%	$467,480	7.8%	$690,264	11.3%	$648,806	10.5%
Agencies	679,999	11.0%	404,124	6.6%	448,521	7.4%	419,053	6.9%	332,298	5.3%
Non-U.S. government	98,382	1.6%	72,904	1.2%	55,370	0.9%	83,556	1.4%	59,168	1.0%
FDIC guaranteed corporate	812,509	13.2%	516,115	8.4%	207,393	3.4%	—	—	—	—
Non-U.S. government backed corporate securities	143,284	2.3%	15,569	0.3%	3,530	0.1%	—	—	—	—
Corporate	741,295	12.0%	510,848	8.3%	537,975	8.9%	740,013	12.1%	886,561	14.3%
Agency mortgage-backed securities	1,069,621	17.3%	990,126	16.2%	756,902	12.5%	708,269	11.6%	630,107	10.2%
Non-agency mortgage-backed securities	49,590	0.8%	62,059	1.0%	98,672	1.6%	220,478	3.6%	257,614	4.1%
Commercial mortgage-backed securities	204,275	3.3%	213,943	3.5%	255,020	4.3%	435,000	7.1%	461,948	7.4%
Asset-backed	130,967	2.1%	151,566	2.5%	166,022	2.7%	348,661	5.7%	498,843	8.0%

Total fixed maturities available for sale, at fair value	4,230,443	68.5%	3,164,848	51.7%	2,996,885	49.6%	3,645,294	59.7%	3,775,345	60.8%
Short term investments, at fair value	1,074,469	17.4%	2,136,336	34.9%	2,172,343	36.0%	1,438,201	23.6%	1,400,884	22.6%
Other investments, at fair value	779,416	12.6%	733,023	12.0%	773,475	12.8%	902,328	14.8%	927,247	14.9%

Total managed investment portfolio	6,084,328	98.5%	6,034,207	98.6%	5,942,703	98.4%	5,985,823	98.1%	6,103,476	98.3%
Investments in other ventures, under equity method	91,677	1.5%	88,159	1.4%	99,879	1.6%	117,789	1.9%	104,438	1.7%

Total investments	$6,176,005	100.0%	$6,122,366	100.0%	$6,042,582	100.0%	$6,103,612	100.0%	$6,207,914	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$3,498,768	82.7%	$2,625,260	83.0%	$2,524,500	84.2%	$2,928,677	80.3%	$2,963,317	78.5%
AA	344,888	8.2%	210,173	6.6%	147,405	4.9%	377,421	10.4%	438,615	11.6%
A	227,803	5.4%	200,312	6.3%	200,318	6.7%	172,897	4.7%	192,189	5.1%
BBB	86,188	2.0%	65,726	2.1%	66,123	2.2%	93,506	2.6%	96,869	2.6%
Non-investment grade	72,796	1.7%	63,377	2.0%	58,539	2.0%	72,793	2.0%	84,355	2.2%

Total fixed maturities available for sale, at fair value	$4,230,443	100.0%	$3,164,848	100.0%	$2,996,885	100.0%	$3,645,294	100.0%	$3,775,345	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$136,859	3.2%	$110,388	3.5%	$115,316	3.8%	$223,439	6.1%	$260,972	6.9%
Due after one through five years	2,292,095	54.2%	1,363,800	43.1%	1,327,837	44.4%	1,256,700	34.5%	1,271,122	33.7%
Due after five through ten years	271,697	6.4%	191,201	6.0%	183,396	6.1%	370,532	10.1%	306,472	8.1%
Due after 10 years	75,339	1.8%	81,765	2.6%	93,720	3.1%	82,215	2.3%	88,267	2.3%
Mortgage-backed securities	1,323,486	31.3%	1,266,128	40.0%	1,110,594	37.1%	1,363,747	37.4%	1,349,669	35.8%
Asset-backed securities	130,967	3.1%	151,566	4.8%	166,022	5.5%	348,661	9.6%	498,843	13.2%

Total fixed maturities available for sale, at fair value	$4,230,443	100.0%	$3,164,848	100.0%	$2,996,885	100.0%	$3,645,294	100.0%	$3,775,345	100.0%

	June 30, 2009		Mar. 31, 2009		Dec. 31, 2008		Sept. 30, 2008		June 30, 2008
Average yield to maturity of fixed maturities and short term investments	3.0%		2.5%		2.8%		5.0%		4.1%
Average duration of fixed maturities and short term investments	2.5		1.3		1.5		2.2		2.1
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
TYPE OF INVESTMENT
Private equity partnerships	$263,263	$247,559	$258,901	$297,167	$297,877
Senior secured bank loan funds	259,234	220,202	215,870	272,752	290,801
Catastrophe bonds	100,502	93,798	93,085	83,434	56,774
Non-U.S. fixed income funds	68,192	81,757	81,719	104,196	122,970
Hedge funds	66,625	72,428	105,838	115,345	125,204
Miscellaneous other investments	21,600	17,279	18,062	29,434	33,621

Total other investments, at fair value	$779,416	$733,023	$773,475	$902,328	$927,247

TYPE OF INVESTMENT
Private equity partnerships	33.8%	33.7%	33.5%	33.0%	32.1%
Senior secured bank loan funds	33.3%	30.0%	27.9%	30.2%	31.4%
Catastrophe bonds	12.9%	12.8%	12.0%	9.2%	6.1%
Non-U.S. fixed income funds	8.7%	11.2%	10.6%	11.5%	13.3%
Hedge funds	8.5%	9.9%	13.7%	12.8%	13.5%
Miscellaneous other investments	2.8%	2.4%	2.3%	3.3%	3.6%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Fixed maturity investments available for sale	$40,007	$39,127	$53,290	$52,087	$46,308
Short term investments	2,741	3,071	7,313	9,990	12,054
Other investments
Hedge funds and private equity investments	12,327	(19,741)	(55,364)	(15,080)	(29,395)
Other	61,740	21,821	(84,983)	(30,306)	11,863
Cash and cash equivalents	157	373	1,552	1,956	1,042

	116,972	44,651	(78,192)	18,647	41,872
Investment expenses	(2,679)	(2,525)	(4,532)	(2,880)	(3,187)

Net investment income (loss)	114,293	42,126	(82,724)	15,767	38,685

Gross realized gains	33,213	31,423	40,749	20,007	18,606
Gross realized losses	(14,324)	(9,297)	(58,371)	(8,809)	(16,194)

Net realized gains on investments	18,889	22,126	(17,622)	11,198	2,412
Total other-than-temporary impairments	(5,289)	(19,022)	(66,251)	(98,808)	(26,573)
Portion recognized in other comprehensive income, before taxes	3,456	—	—	—	—

Net other-than-temporary impairments	(1,833)	(19,022)	(66,251)	(98,808)	(26,573)
Net unrealized (losses) gains on fixed maturity investments available for sale	(57,166)	(5,407)	62,363	(21,411)	(35,248)
FAS 115-2 cumulative effect adjustment (1)	76,615	—	—	—	—

Net change in unrealized holding gains on fixed maturity investments available for sale	19,449	(5,407)	62,363	(21,411)	(35,248)

Total investment result	$150,798	$39,823	$(104,234)	$(93,254)	$(20,724)

	Six months ended
	June 30, 2009	June 30, 2008
Fixed maturity investments available for sale	$79,134	$95,843
Short term investments	5,812	31,134
Other investments
Hedge funds and private equity investments	(7,414)	(31,335)
Other	83,561	(2,578)
Cash and cash equivalents	530	3,944

	161,623	97,008
Investment expenses	(5,204)	(5,820)

Net investment income	156,419	91,188

Gross realized gains	64,636	38,878
Gross realized losses	(23,621)	(21,754)

Net realized gains on investments	41,015	17,124
Total other-than-temporary impairments	(24,311)	(51,955)
Portion recognized in other comprehensive income, before taxes	3,456	—

Net other-than-temporary impairments	(20,855)	(51,955)
Net unrealized losses on fixed maturity investments available for sale	(62,573)	(11,519)
FAS 115-2 cumulative effect adjustment (1)	76,615	—

Net change in unrealized holding gains on fixed maturity investments available for sale	14,042	(11,519)

Total investment result	$190,621	$44,838

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, as a result of the adoption of Financial Accounting Standards Board (“FASB”) Staff Position No. 115-2 and 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (“FAS 115-2”).

15

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

June 30, 2009	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$215,829	$254,199	$216,781	$686,809
Specialty reinsurance	108,376	142,266	387,696	638,338

Total Reinsurance	324,205	396,465	604,477	1,325,147
Individual Risk	199,646	15,948	397,554	613,148

Total	$523,851	$412,413	$1,002,031	$1,938,295

March 31, 2009
Property catastrophe reinsurance	$273,811	$281,956	$231,970	$787,737
Specialty reinsurance	106,700	145,266	379,921	631,887

Total Reinsurance	380,511	427,222	611,891	1,419,624
Individual Risk	236,905	13,519	322,001	572,425

Total	$617,416	$440,741	$933,892	$1,992,049

December 31, 2008
Property catastrophe reinsurance	$312,944	$297,279	$250,946	$861,169
Specialty reinsurance	113,953	135,345	387,352	636,650

Total Reinsurance	426,897	432,624	638,298	1,497,819
Individual Risk	253,327	14,591	394,875	662,793

Total	$680,224	$447,215	$1,033,173	$2,160,612

September 30, 2008
Property catastrophe reinsurance	$272,682	$529,537	$293,315	$1,095,534
Specialty reinsurance	113,337	152,012	387,899	653,248

Total Reinsurance	386,019	681,549	681,214	1,748,782
Individual Risk	224,912	16,125	443,601	684,638

Total	$610,931	$697,674	$1,124,815	$2,433,420

June 30, 2008
Property catastrophe reinsurance	$207,054	$253,801	$245,737	$706,592
Specialty reinsurance	111,652	141,268	400,024	652,944

Total Reinsurance	318,706	395,069	645,761	1,359,536
Individual Risk	226,020	9,780	414,467	650,267

Total	$544,726	$404,849	$1,060,228	$2,009,803

16

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended June 30, 2009			Three months ended June 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,992,049	$201,215	$1,790,834	$1,986,006	$151,555	$1,834,451

Incurred losses and loss expenses
Current year	222,789	49,749	173,040	209,909	46,122	163,787
Prior years	(102,741)	3,476	(106,217)	(57,444)	(7,874)	(49,570)

Total incurred losses and loss expenses	120,048	53,225	66,823	152,465	38,248	114,217

Paid losses and loss expenses
Current year	20,040	(1,576)	21,616	10,528	(5,370)	15,898
Prior years	153,762	(10,977)	164,739	118,140	3,384	114,756

Total paid losses and loss expenses	173,802	(12,553)	186,355	128,668	(1,986)	130,654

Reserve for losses and loss expenses, end of period	$1,938,295	$266,993	$1,671,302	$2,009,803	$191,789	$1,818,014

	Six months ended June 30, 2009			Six months ended June 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,160,612	$299,534	$1,861,078	$2,028,496	$183,275	$1,845,221

Incurred losses and loss expenses
Current year	312,668	60,693	251,975	345,261	54,233	291,028
Prior years	(94,587)	4,368	(98,955)	(110,768)	(16,113)	(94,655)

Total incurred losses and loss expenses	218,081	65,061	153,020	234,493	38,120	196,373

Paid losses and loss expenses
Current year	25,096	(199)	25,295	17,005	(4,730)	21,735
Prior years	415,302	97,801	317,501	236,181	34,336	201,845

Total paid losses and loss expenses	440,398	97,602	342,796	253,186	29,606	223,580

Reserve for losses and loss expenses, end of period	$1,938,295	$266,993	$1,671,302	$2,009,803	$191,789	$1,818,014

17

RenaissanceRe Holdings Ltd.

Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Top Layer Re	$4,176	$2,146	$2,310	$2,431	$3,023
Tower Hill and the Tower Hill Companies	536	(491)	(840)	(832)	879
Starbound II	—	—	—	777	1,063
Other	720	81	(1,322)	(43)	(93)

Total equity in earnings of other ventures	$5,432	$1,736	$148	$2,333	$4,872

	Six months ended
	June 30, 2009	June 30, 2008
Top Layer Re	$6,322	$6,636
Tower Hill and the Tower Hill Companies	45	2,217
Starbound II	—	2,425
Other	801	(156)

Total equity in earnings of other ventures	$7,168	$11,122

18

RenaissanceRe Holdings Ltd.

Ratings

June 30, 2009	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT 1
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

INDIVIDUAL RISK SEGMENT 1
Glencoe	A	—	—	—
Stonington	A	—	—	—
Stonington Lloyds	A	—	—	—
Lantana	A	—	—	—
RENAISSANCERE 2	a-	A	Baa1	BBB+

1	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.

2	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

19

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income (loss)” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss)” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments and net other-than-temporary impairment losses on fixed maturity investments available for sale. The Company’s management believes that “operating income (loss)” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio, which is not considered by management to be a relevant indicator of its business operations. The Company also uses operating income (loss) to calculate “operating income (loss) per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended
	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$271,179	$97,284	$(55,192)	$(230,974)	$135,721
Adjustment for net realized (gains) losses on investments	(18,889)	(22,126)	17,622	(11,198)	(2,412)
Adjustment for net other-than-temporary impairments	1,833	19,022	66,251	98,808	26,573

Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$254,123	$94,180	$28,681	$(143,364)	$159,882

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$4.32	$1.57	$(0.91)	$(3.79)	$2.13
Adjustment for net realized (gains) losses on investments	(0.31)	(0.36)	0.29	(0.18)	(0.04)
Adjustment for net other-than-temporary impairments	0.04	0.31	1.09	1.62	0.41

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$4.05	$1.52	$0.47	$(2.35)	$2.50

Return on average common equity - annualized	41.5%	16.0%	(9.2%)	(36.1%)	19.9%
Adjustment for net realized (gains) losses on investments	(2.9%)	(3.6%)	2.9%	(1.7%)	(0.4%)
Adjustment for net other-than-temporary impairments	0.3%	3.1%	11.1%	15.4%	3.9%

Operating return on average common equity - annualized	38.9%	15.5%	4.8%	(22.4%)	23.4%

	Six months ended
	June 30, 2009	June 30, 2008
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$368,463	$272,886
Adjustment for net realized gains on investments	(41,015)	(17,124)
Adjustment for net other-than-temporary impairments	20,855	51,955

Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$348,303	$307,717

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$5.90	$4.18
Adjustment for net realized gains on investments	(0.67)	(0.26)
Adjustment for net other-than-temporary impairments	0.34	0.79

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$5.57	$4.71

Return on average common equity - annualized	29.1%	19.8%
Adjustment for net realized gains on investments	(3.2%)	(1.2%)
Adjustment for net other-than-temporary impairments	1.6%	3.7%

Operating return on average common equity - annualized	27.5%	22.3%

(1)	In accordance with FASB Statement No. 128, Earnings per Share (“FAS 128”), earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.

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RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Book value per common share	$44.17	$39.65	$38.74	$38.94	$43.32
Adjustment for goodwill and intangible assets (1)	(1.89)	(1.93)	(2.01)	(1.92)	(1.18)

Tangible book value per common share	42.28	37.72	36.73	37.02	42.14
Adjustment for accumulated dividends	8.40	8.16	7.92	7.69	7.46

Tangible book value per common share plus accumulated dividends	$50.68	$45.88	$44.65	$44.71	$49.60

(1)	At June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, goodwill and other intangibles included $46.7 million, $48.3 million, $49.8 million, $46.4 million and $nil, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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